UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2022, SpartanNash Company (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). As of April 11, 2022, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 36,146,733 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. 29,042,679 shares of common stock, or 80.35% of the common stock outstanding on the Record Date, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 18, 2022, and (ii) the final certified results of the voting reported by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting.

Proposal 1 – Election of Directors

Shareholders elected each of the Company’s nominees, and did not elect any nominees of Macellum Home Fund, LP (“Macellum”), to serve until the 2023 annual meeting of shareholders of the Company and until such directors’ successors shall have been elected and qualified. The voting results for this proposal were as follows:

	For	Withheld
Company Nominees
M. Shân Atkins	17,583,818	303,048
Douglas A. Hacker	17,705,453	181,413
Matthew M. Mannelly	27,406,623	408,878
Julien R. Mininberg	27,553,796	261,705
Jaymin B. Patel	27,440,129	375,372
Hawthorne L. Proctor	27,489,679	325,822
Pamela S. Puryear, Ph.D.	27,515,469	300,032
Tony B. Sarsam	27,470,662	344,839
William R. Voss	17,599,687	287,179

Macellum Nominees
Jonathan Duskin	2,763,775	8,234,872
John E. Fleming	10,936,471	62,176
Michael J. Lewis	10,642,789	355,858

Proposal 2 – Advisory Approval of the Company’s Named Executive Officer Compensation

Shareholders approved, on an advisory basis, the Company’s named executive officer compensation. The voting results for this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
24,717,378	3,960,588	206,876	157,837

Proposal 3 – Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022

Shareholders approved the SpartanNash Company Associate Stock Purchase Plan of 2022, including the reservation of 300,000 shares for issuance thereunder. The voting results for this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
27,330,477	294,453	1,259,912	157,837

Proposal 4 – Ratification of the Selection of the Company’s Independent Certified Public Accounting Firm

Shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2022. The voting results for this proposal were as follows:

For	Against	Abstained
27,301,468	527,657	1,213,554

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpartanNash Company

Date: June 15, 2022	By:	/s/ Ileana McAlary
		Name:	Ileana McAlary
		Title:	EVP and Chief Legal Officer & Secretary